SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 17, 1997


                                   APL LIMITED
                (Exact name of registrant as specified in charter)



                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


               1-8544                             94-2911022

         (Commission File No.)         (IRS employer identification no.)


               1111 Broadway, Oakland, California              94607
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  (510) 272-8000







         ITEM 5.   OTHER EVENTS.

              On July 17, 1997, APL Limited (the "Company") issued the press release attached as Exhibit 99.



         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits

                        99.  Press Release dated July 17, 1997.







              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APL LIMITED



                                       By:  /s/ William J. Stuebgen
                                       Name:   William J. Stuebgen
                                       Title:  Vice President,
                                               Controller



         Date:  July 18, 1997







                                  EXHIBIT INDEX



         Exhibit
           No.                            Description

           99.               Press Release dated July 17, 1997